UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 4, 2020
iRhythm Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-37918	20-8149544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
699 8th Street, Suite 600
San Francisco, California 94103
(Address of principal executive office) (Zip Code)
(415) 632-5700
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	IRTC	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by iRhythm Technologies, Inc. with the Securities and Exchange Commission on August 6, 2020 (the “Original Report”) and is being filed in order to provide a revised version of Exhibit 99.1. The Original Report otherwise remains unchanged.

Item 2.02. Results of Operations and Financial Condition.

On August 6, 2020, iRhythm Technologies, Inc. issued a press release regarding its financial results for the second quarter ended June 30, 2020. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
This information is intended to be furnished under Item 2.02 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 4, 2020 Douglas Devine was granted a performance-based restricted stock unit, award covering a target of 9,123 shares of Common Stock. This award vests over 2.5 years and is subject to performance-based criteria relating to the achievement of certain corporate goals. The maximum number of shares of Common Stock that may vest under the award is 200% of the target number of shares of Common Stock subject to the award. Upon achievement of performance during a performance period, the applicable portion of the award will vest subject to Mr. Devine’s continued employment with the Company through the date that performance is certified. The performance period ends on December 31, 2022 with certification expected by March 15, 2023. The equity award is consistent with the terms of Mr. Devine’s offer letter filed as Exhibit 10.1 to the Company’s Form 8-K filed on June 4, 2020.

Item 8.01 Other Events.

Effective August 5, 2020 Mark Rubash was appointed to the Company’s Nominating and Corporate Governance Committee (the “Committee”). Mr. Rubash will receive standard compensation for his membership on the Committee.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release of iRhythm Technologies, Inc. dated as of August 6, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IRHYTHM TECHNOLOGIES, INC.

Date: August 7, 2020	By:	/s/ Kevin M. King
Kevin M. King
Chief Executive Officer